                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated August 11, 1999, except
as to Note 10 which is as of October   , 1999, relating to the financial
statements of Quantum Effect Devices, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PricewaterhouseCoopers, LLP

San Jose, California
October 12, 1999